UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21404
ING Clarion Real Estate Income Fund
(Exact name of registrant as specified in charter)
259 N. Radnor-Chester Road
Radnor, PA 19087
(Address of principal executive offices) (Zip code)
T. Ritson Ferguson, President and Chief Executive Officer
ING Clarion Real Estate Income Fund
259 N. Radnor-Chester Road
Radnor, PA 19087
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-888-711-4CRA
Date of fiscal year end: December 31
Date of reporting period: December 31, 2006
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report(s) to Stockholders.
The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

December 31, 2006

ING Clarion Real Estate Income Fund

ING

REAL ESTATE

ING Clarion Real Estate Income Fund
Letter to Shareholders

Dear Shareholder:

The ING Clarion Real Estate Income Fund (“Fund”) delivered outstanding returns to its shareholders in 2006. During the year the Fund made distributions of $3.30 per share and the Fund’s stock price closed at $20.23 per share and the net asset value (“NAV”) was $19.87 per share on 12/31/06. The NAV return for the Fund was up strongly at 31.02% for the year. The market return (share price appreciation plus dividends) was even better at 56.33% as the Fund’s share price moved from a 14% discount to a 2% premium to NAV during the year. In 2006, the NAREIT Equity REIT Index rose 35.03%, the Morgan Stanley REIT Preferred Index (“MSRP”) rose 9.73%, and the Lehman CMBS Index rose 5.23%. For reference, a blend of 60% REITs, 20% MSRP, and 20% CMBS rose 23.49% in 2006, significantly less than both the fund’s NAV and market returns.

The Fund made total distributions for the year of $3.30 per share equal to approximately 19% of the NAV at the beginning of the year. The Fund paid two special dividends (one in September and one in December) totaling $1.92 per share. The special distributions were equivalent to approximately 11% of the beginning of the year NAV. The Fund’s regular monthly dividend remained unchanged at $0.115 per share despite the substantial special distributions to shareholders. The Fund’s dividend level is established by the board with consideration of the expected level of investment income and the expectation that we might realize some part of the significant unrealized capital appreciation of the Fund’s investments over the course of time as part of the active management of the investment portfolio. Our goal is to establish a regular dividend which is supported by a combination of dividends and capital gains expected to be received from our portfolio investments during the year. In addition, we have made one or more special dividends (some substantial) each year since the fund’s inception. The current dividend policy reflects the board’s consideration of a range of market scenarios for global real estate stocks in 2007. We believe the Fund remains well positioned to meet its primary objective of delivering a high level of stable monthly income as well as its secondary objective of capital appreciation. The unrealized gains per share remain significant at $6.40 per share.

The Fund’s investments were well diversified by vehicle and property type as shown in the pie charts below. Over the course of the year, the Fund’s portfolio allocation changed only slightly as we remain primarily invested in REIT common stock (74%). We increased our investments in preferred stocks by 2% to 15% while the Fund’s real estate fixed income investments remained the same at 11%. The property-type exposure of the Fund shifted during the year as we reduced our exposure to retail property stocks as a result of some favorable takeovers of large portfolio positions. We redeployed much of these proceeds into the hotel, industrial and storage sectors where we saw better total return prospects. Office is our favorite property sector at this point in the economic cycle and the Fund has maintained a significant 21% weighting. Our decision to maintain a relatively high exposure to REIT common stock within the Fund helped performance as REITs significantly outperformed both preferred stock and CMBS last year. Given the Fund’s primary objective of high current income, our stock selection within the allocation to REITs was skewed to higher-yielding value securities. Though allowed to invest up to 30% of the Fund in fixed income securities, we improved the Fund’s performance by keeping a relatively low weighting in CMBS during the year. Our similarly low overall allocation to preferred stock also helped performance during the year.

Total preferred stock and debt of the Fund was $142 million (or 32% of the Fund’s total assets), which is below the 33% “leverage” discussed in the Fund’s offering documents. The Fund continues to benefit from our decision to lock in attractive longer-term rates on $84 million by executing two interest rate swaps in April 2004. These swaps have an average rate of 3.7% thus assuring an attractive low interest cost for the average remaining term on the swaps of 1.33 years as of 12/31/06. REITs had a strong fourth quarter to cap an extraordinary year. For the seventh year in a row, real estate stocks outperformed the broader equity market as measured by the S&P 500 Index. Three of the four largest property sector positions in the Funds were outperforming sectors in 2006. Office, healthcare, and

Annual Report  December 31, 2006   1

ING Clarion Real Estate Income Fund  Letter to Shareholders continued

apartments were among the best performing property sectors for the year up 45.1%, 43% and 38.5% respectively. The storage sector also outperformed in 2006 advancing 40.6%. Retail, hotels, and industrial all underperformed, but even the worst property sector (malls) was up a very healthy 24% for the year.

Real estate asset values continued to grow in 2006 because of two factors — cash flow growth and cap rate compression. Buoyed by a strong economy, demand from tenants helped improve occupancies and rental rates, resulting in higher cash flows from real estate assets. Simultaneously, the desire by many investors to increase their exposure to the real estate asset class helped drive up the prices paid for the real estate cash flows. In other words, investors were willing to accept lower initial yields (i.e., cap rates) and lower expected rates of return (IRR’s) to invest in real estate. The combination of higher cash flows and lower yields helped explain both the growth in real asset values, as well as the outsized capital appreciation for REIT share prices in 2006.

Privatizations were a force in the merger and acquisition (“M&A”) market in 2006. Privatizations positively influenced real estate and REIT pricing. Every time REIT investors grew nervous about share prices, it seemed another announcement was made about a REIT being taken private by a savvy private equity buyer. During the year, 24 M&A deals were announced, half of which were privatizations. The 12 privatizations, if all close per the terms proposed, represent $39 billion of equity removed from the public market. Factoring in the $29 billion of debt related to the privatized companies, these deals represent a staggering $68 billion of real estate. The average deal was priced at a 12% premium to the stocks’ prior trading prices. Though the number of privatizations was essentially the same as 2005 when 11 privatizations occurred, the average deal size doubled from $1.6 billion of equity value to $3.2 billion. The largest proposed privatization was the blockbuster Equity Office Properties (“EOP”) deal announced in November. The deal is huge by any standard, representing total consideration of $36 billion. If it succeeds, the EOP privatization will be one of the largest in history. The strong continuing private market bid has been an important support and catalyst for REIT prices, particularly because they have appeared expensive by other measures.

We look for another year of positive returns to REITs in 2007. There are two broad fundamental reasons to stay constructive about REIT return potential: 1) the U.S. economic forecast is for moderating economic growth with stable interest rates (i.e., real estate returns remain competitive versus other asset classes in a moderating economy), and 2) real estate stocks are priced at reasonable levels relative to private market values (i.e., NAV), which historically has portended good relative returns for REITs. REITs are still attractively priced relative to the private markets. Currently, we estimate that public company valuations represent a premium of only 2% to the private market values (i.e., NAV) for equivalent real estate portfolios.

We appreciate your continued faith and confidence.

Sincerely,

T. Ritson Ferguson

President and
Chief Executive Officer

Index Definitions:

The Morgan Stanley REIT Preferred Index is an unmanaged preferred stock market capitalization weighted index of all exchange traded preferred securities of equity REITs.

The NAREIT Equity REIT Index is an unmanaged market-capitalization-weighted index of all tax-qualified Equity REITs listed on the NYSE, AMEX, and NASDAQ that have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.

The Lehman Brothers CMBS Index is an unmanaged index designed to measure the performance of the commercial mortgage-backed securities (CMBS) market.

2  Annual Report  December 31, 2006

ING Clarion Real Estate Income Fund
Portfolio of Investments December 31, 2006

		Market
Shares		Value

	Common Stock – 109.1%
	Real Estate Investment Trusts (“REIT”) – 109.1%
77,700	AMB Property Corp.	$4,553,997
24,800	AvalonBay Communities, Inc.	3,225,240
190,400	BioMed Realty Trust, Inc.	5,445,440
27,000	Boston Properties, Inc.	3,020,760
322,553	Brandywine Realty Trust	10,724,887
206,600	CBL & Associates Properties, Inc.	8,956,110
356,400	Camden Property Trust	26,320,140
218,100	Colonial Properties Trust	10,224,528
351,000	DCT Industrial Trust, Inc.	4,141,800
80,600	Developers Diversified Realty Corp.	5,073,770
215,000	Digital Realty Trust, Inc.	7,359,450
31,100	Douglas Emmett, Inc. (a)	826,949
186,429	EastGroup Properties, Inc.	9,985,137
150,000	Extra Space Storage, Inc.	2,739,000
35,000	Federal Realty Investment Trust	2,975,000
310,700	First Industrial Realty Trust, Inc.	14,568,723
313,000	GMH Communities Trust	3,176,950
245,200	Health Care REIT, Inc.	10,548,504
292,400	Highwoods Properties, Inc.	11,918,224
40,100	Hospitality Properties Trust	1,905,953
196,100	iStar Financial, Inc.	9,377,502
435,810	Liberty Property Trust	21,415,704
44,500	Mack-Cali Realty Corp.	2,269,500
512,500	Maguire Properties, Inc.	20,500,000
194,900	Mid-America Apartment Communities, Inc.	11,156,076
350,100	National Retail Properties, Inc.	8,034,795
352,600	Nationwide Health Properties, Inc.	10,655,572
499,000	New Plan Excel Realty Trust	13,712,520
245,100	Newcastle Investment Corp.	7,676,532
324,700	OMEGA Healthcare Investors, Inc.	5,753,684
256,753	Pennsylvania Real Estate Investment Trust	10,110,933
100,000	Post Properties, Inc.	4,570,000
106,400	Reckson Associates Realty Corp.	4,851,840
65,000	Regency Centers Corp.	5,081,050
66,500	SL Green Realty Corp.	8,829,870
216,000	Senior Housing Properties Trust	5,287,680
92,600	Sovran Self Storage, Inc.	5,304,128
168,900	Spirit Finance Corp.	2,106,183
324,700	Strategic Hotels & Resorts, Inc.	7,075,213
171,600	Trustreet Properties, Inc.	2,891,460
225,000	U-Store-It Trust	4,623,750
122,900	Ventas, Inc.	5,201,128

	Total Common Stock (cost $232,388,287)	324,175,682

	Preferred Stock – 20.5%
	Real Estate Investment Trusts (“REIT”) – 20.5%
80,000	Apartment Investment & Management Co., Series V	2,056,000
51,000	CBL & Associates Properties, Inc., Series C	1,308,660
65,000	Cedar Shopping Centers, Inc.	1,730,950
200,000	Corporate Office Properties Trust, Series J	5,150,000
50,500	Equity Inns, Inc., Series C	1,328,150
50,000	First Industrial Realty Trust	1,280,500
20,000	Glimcher Realty Trust, Series F	521,800
85,000	Glimcher Realty Trust, Series G	2,154,750
130,000	Innkeepers USA Trust, Series C	3,277,300
150,000	iStar Financial, Inc., Series F	3,870,000
170,000	LaSalle Hotel Properties, Series B	4,360,500
76,800	LaSalle Hotel Properties, Series E	1,963,200
50,000	Maguire Properties, Inc., Series A	1,236,500
118,600	National Retail Properties, Inc., Series C	3,018,370
35,000	Nationwide Health Properties, Inc.	3,556,875
80,000	NorthStar Realty Finance Corp., Series A	2,142,504
80,000	PS Business Parks, Inc., Series O	2,060,000
82,200	Pennsylvania Real Estate Investment Trust	4,463,460
129,000	Public Storage, Inc., Series I	3,360,450
80,000	Public Storage, Inc., Series K	2,072,000
80,000	SL Green Realty Corp., Series C	2,049,600
120,000	Strategic Hotels & Resorts, Inc., Series B	3,078,756
90,900	Strategic Hotels & Resorts, Inc., Series C	2,340,675
100,000	Sunstone Hotel Investors, Inc., Series A	2,550,000

	Total Preferred Stock (cost $59,229,426)	60,931,000

	Convertible Preferred Stock – 0.8%
	Real Estate Investment Trusts (“REIT”) – 0.8%
80,000	Health Care REIT, Inc., 7.50%, Series G (cost $1,848,632)	2,480,000

See notes to financial statements.
Annual Report  December 31, 2006   3

ING Clarion Real Estate Income Fund     Portfolio of Investments continued

Principal		Market
Amount		Value

	Mortgage-Related Securities – 9.8%
	Chase Commercial Mortgage Securities Corp.,
$1,000,000	Series 1997-1, Class F 7.37%, 6/19/29 (b)	$1,049,633
	Commercial Mortgage Acceptance Corp.,
2,500,000	Series 1998-C2, Class G 5.44%, 9/15/30 (b)	2,494,842
	CS First Boston Mortgage Securities Corp.
2,000,000	Series 2002-CP3, Class J 6.00%, 7/15/35 (b)	1,991,533
3,500,000	Series 2002-CP3, Class K 6.00%, 7/15/35 (b)	3,399,905
2,000,000	Series 2003-C5, Class K 5.23%, 12/15/36 (b)	1,792,771
2,000,000	Series 2003-C5, Class L 5.23%, 12/15/36 (b)	1,708,816
	DLJ Commercial Mortgage Corp.,
2,600,000	Series 1998-CF1, Class B7 6.41%, 2/18/31 (b)	1,921,780
	GS Mortgage Securities Trust
	Commercial Mortgage Pass Through-Certificates
2,500,000	Series 2006-GG6, Class L 5.23%, 4/10/38 (b)	2,157,676
1,000,000	Series 2006-GG6, Class P 5.23%, 4/10/38 (b)	647,018
	J.P. Morgan Chase Commercial Mortgage Securities,
3,250,000	Series 2002-C3, Class J 5.06%, 7/12/35 (b)	2,168,257
	Wachovia Bank Commercial Mortgage Trust
3,668,000	Series 2003-C4, Class L 4.93%, 4/15/35 (b)	3,119,679
4,000,000	Series 2003-C7, Class L 5.44%, 10/15/35 (b)	3,068,832
3,800,000	Series 2003-C8, Class K 5.03%, 11/15/35 (b)	3,312,348
77,034,406	Series 2004-C12, Class IO 2.64%, 7/15/41 (b)(c)	298,899

	Total Mortgage-Related Securities (cost $27,401,035)	29,131,989

	Corporate Bonds – 5.6%
650,000	Ashton Woods USA LLC 9.50%, 10/01/15	594,750
850,000	Denny’s Corp./ Holdings, Inc. 10.00%, 10/01/12	901,000
	K. Hovnanian Enterprises, Inc.
500,000	8.875%, 4/01/12	510,000
750,000	7.50%, 5/15/16	757,500
500,000	8.625%, 1/15/17	531,250
997,000	Ingles Markets, Inc. 8.875%, 12/01/11	1,044,358
	KB Home
1,000,000	7.75%, 2/01/10	1,022,500
500,000	9.50%, 2/15/11	515,625
1,500,000	Meritage Homes Corp 7.00%, 5/01/14	1,485,000
2,000,000	O’Charley’s, Inc. 9.00%, 11/01/13	2,110,000
2,500,000	Petro Stopping Centers, LP 9.00%, 2/15/12	2,600,000
1,000,000	Standard Pacific Corp. 9.25%, 4/15/12	1,027,500
1,000,000	Stanley-Martin Communities LLC 9.75%, 8/15/15	795,000
1,000,000	Stripes Acquisition LLC/ Susser Finance Corp. 10.625%, 12/15/13 (b)	1,090,000
1,500,000	Trustreet Properties, Inc. 7.50%, 4/01/15	1,627,500

	Total Corporate Bonds (cost $16,792,887)	16,611,983

	Total Investments – 145.8% (cost $337,660,267)	433,330,654
	Liabilities in Excess of Other Assets – (10.5%)	(31,171,245)
	Preferred Shares, at redemption value – (35.3%)	(105,000,000)

	Net Assets Applicable to Common Shares – 100.0% (d)	$297,159,409

(a)	Non-income producing security.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, and may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2006, these securities amounted to $30,221,989 or 10.2% of net assets.

(c)	Interest-only security. Rate shown is effective yield as of December 31, 2006.

(d)	Portfolio percentages are calculated based on Net Assets Applicable to Common Shares.

See notes to financial statements.
4  Annual Report  December 31, 2006

ING Clarion Real Estate Income Fund
Statement of Assets and Liabilities December 31, 2006

Assets
Investments, at value (cost $337,660,267)	$433,330,654
Cash	85
Dividends and interest receivable	3,045,409
Receivable for capital shares sold	2,287,911
Unrealized appreciation on swap contracts	1,156,598
Receivable for investment securities sold	122,767
Deferred offering costs	85,605
Other assets	17,070

Total Assets	440,046,099

Liabilities
Line of credit payable	36,803,700
Dividends payable — preferred shares	276,675
Management fee payable	222,291
Offering costs payable	68,257
Accrued expenses and other liabilities	515,767

Total Liabilities	37,886,690

Preferred Shares, at redemption value
$0.001 par value per share; 4,200 Auction Preferred Shares authorized, issued and outstanding at $25,000 per share liquidation preference	105,000,000

Net Assets Applicable to Common Shares	$297,159,409

Composition of Net Assets Applicable to Common Shares
Common Shares, $0.001 par value per share; unlimited number of shares authorized, 14,953,570 shares issued and outstanding	$14,954
Additional paid-in capital	193,212,045
Distributions in excess of net investment income	(287,075)
Accumulated net realized gain on investments and swap contracts	7,392,500
Net unrealized appreciation on investments and swap contracts	96,826,985

Net Assets Applicable to Common Shares	$297,159,409

Net Asset Value Applicable to Common Shares
(based on 14,953,570 common shares outstanding)	$19.87

See notes to financial statements.
Annual Report  December 31, 2006   5

ING Clarion Real Estate Income Fund
Statement of Operations For the Year Ended December 31, 2006

Investment Income
Dividends	$18,610,803
Interest	3,751,752

Total Investment Income		$22,362,555

Expenses
Management fees	3,555,939
Interest expense on line of credit	1,207,828
Auction agent fees — preferred shares	271,585
Legal fees	100,468
Administration fees	96,673
Printing fees	68,856
Transfer agent fees	67,752
Professional fees	62,500
Custodian fees	32,077
Trustees’ fees and expenses	31,104
Insurance fees	26,129
AMEX listing fee	15,000
Rating agency fees	9,700
Miscellaneous expenses	8,684

Total Expenses		5,554,295
Management fee waived		(1,045,864)

Net Expenses		4,508,431

Net Investment Income		17,854,124

Net Realized and Unrealized Gain (Loss) on Investments and Swap Contracts
Net realized gain on:
Investments		18,793,977
Swap contracts		1,151,913

Total Net Realized Gain		19,945,890

Net change in unrealized appreciation/depreciation on:
Investments		46,907,189
Swap contracts		(478,263)

Total Net Change in Unrealized Appreciation/Depreciation		46,428,926

Net Gain on Investments and Swap Contracts		66,374,816

Dividends and Distributions on Preferred Shares from
Net investment income		(5,308,466)

Net Increase in Net Assets Applicable to Common Shares Resulting from Operations		$78,920,474

See notes to financial statements.
6  Annual Report  December 31, 2006

ING Clarion Real Estate Income Fund
Statements of Changes in Net Assets Applicable to Common Shares

	For the	For the
	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

Change in Net Assets Applicable to Common Shares Resulting from Operations
Net investment income	$17,854,124	$16,995,816
Net realized gain on investments and swap contracts	19,945,890	18,868,860
Net change in unrealized appreciation/depreciation on investments and swap contracts	46,428,926	(4,193,904)
Dividends and distributions on Preferred Shares from net investment income and capital gains	(5,308,466)	(3,600,897)

Net increase in net assets applicable to Common Shares resulting from operations	78,920,474	28,069,875

Dividends and Distributions on Common Shares
Distribution of net investment income	(8,710,172)	(9,527,615)
Distribution of capital gains	(31,902,741)	(9,627,249)
Distribution of return of capital	(8,354,085)	(7,480,216)

Total dividends and distributions on Common Shares	(48,966,998)	(26,635,080)

Capital Share Transactions
Reinvestment of dividends	2,287,911	—

Net increase from capital share transactions	2,287,911	—

Net Increase in Net Assets	32,241,387	1,434,795
Net Assets Applicable to Common Shares
Beginning of year	264,918,022	263,483,227

End of year (net of distributions in excess of net investment income of $287,075 and $234,567, respectively)	$297,159,409	$264,918,022

See notes to financial statements.
Annual Report  December 31, 2006   7

ING Clarion Real Estate Income Fund
Statement of Cash Flows For the Year Ended December 31, 2006

Cash Flows from Operating Activities:
Net increase in net assets applicable to Common Shares resulting from operations	$78,920,474

Adjustments to Reconcile Net Increase in Net Assets Applicable to Common Shares Resulting from Operations to Net Cash Provided by Operating and Investing Activities:
Decrease in unrealized appreciation on swap contracts	478,263
Net change in unrealized appreciation/depreciation on investments	(46,907,189)
Net accretion of bond discount and amortization of bond premium	(582,610)
Net realized gain on investments	(18,793,977)
Cost of long-term securities purchased	(95,132,000)
Proceeds from sale of long-term securities	100,427,066
Decrease in dividends and interest receivable	257,184
Decrease in receivable for investment securities sold	37,648,212
Increase in receivable for capital shares sold	(2,287,911)
Increase in deferred offering costs	(85,605)
Decrease in other assets	1,667
Increase in accrued expenses and other liabilities	368,229
Increase in offering costs payable	68,257
Increase in management fee payable	25,102
Decrease in payable for investment securities purchased	(33,708,292)

Net Cash Provided by Operating and Investing Activities	20,696,870

Cash Flows From Financing Activities:
Net proceeds from the issuance of common shares	2,287,911
Cash distributions paid on Common Shares	(48,966,998)
Increase in dividends payable — preferred shares	58,509
Increase in line of credit payable	25,923,700

Net Cash Used in Financing Activities	(20,696,878)

Net decrease in cash	(8)
Cash at Beginning of Year	93

Cash at End of Year	$85

See notes to financial statements.
8  Annual Report  December 31, 2006

ING Clarion Real Estate Income Fund
Financial Highlights

				For the Period
Per share operating performance for a	For the	For the	For the	September 16, 2003(1)
Common Share outstanding throughout	Year Ended	Year Ended	Year Ended	through
the period	December 31, 2006	December 31, 2005	December 31, 2004	December 31, 2003

Net asset value, beginning of period	$17.85	$17.76	$15.53	$14.33	(2)

Income from investment operations
Net investment income(3)	1.20	1.15	0.96	0.33
Net realized and unrealized gain on investments and swap contracts	4.48	0.97	2.60	1.08
Dividends and distributions on Preferred Shares from net investment income and capital gains (common stock equivalent basis)	(0.36)	(0.24)	(0.11)	(0.01)

Total from investment operations	5.32	1.88	3.45	1.40

Dividends and Distributions on Common Shares
Net investment income	(0.59)	(0.64)	(0.77)	(0.20)
Capital gains	(2.15)	(0.65)	(0.32)	—
Return of capital	(0.56)	(0.50)	(0.13)	—

Total dividends and distributions to Common Shareholders	(3.30)	(1.79)	(1.22)	(0.20)

Net asset value, end of period	$19.87	$17.85	$17.76	$15.53

Market value, end of period	$20.23	$15.39	$16.32	$15.06

Total investment return(5)
Net asset value	31.02%	11.25%	23.38%	9.83	%(4)
Market value	56.33%	5.57%	17.77%	1.77	%(4)
Ratios and supplemental data
Net assets, applicable to Common Shares, end of period (thousands)	$297,159	$264,918	$263,483	$230,499
Ratios to average net assets applicable to Common Shares of:
Net expenses, after fee waiver+	1.54%	1.25%	1.32%	1.19	%(6)
Net expenses, before fee waiver+	1.90%	1.61%	1.68%	1.47	%(6)
Net expenses, after the fee waiver excluding interest on line of credit+	1.13%	1.14%	1.28%	0.98	%(6)
Net expenses, before fee waiver excluding interest on line of credit+	1.49%	1.50%	1.65%	1.26	%(6)
Net investment income, after preferred share dividends	4.29%	5.17%	5.37%	7.05	%(6)
Preferred share dividends	1.82%	1.40%	0.70%	0.20	%(6)
Net investment income, before preferred share dividends+	6.11%	6.57%	6.07%	7.25	%(6)
Ratios to average net assets applicable to Common & Preferred Shares of:
Net expenses, after fee waiver+	1.08%	0.87%	0.90%	1.05	%(6)
Net expenses, before fee waiver+	1.33%	1.12%	1.15%	1.30	%(6)
Net expenses, after fee waiver excluding interest on line of credit+	0.79%	0.79%	0.88%	0.86	%(6)
Net expenses, before fee waiver excluding interest on line of credit+	1.04%	1.04%	1.13%	1.11	%(6)
Net investment income, after preferred share dividends	3.00%	3.61%	3.67%	6.21	%(6)
Preferred share dividends	1.27%	0.97%	0.49%	0.17	%(6)
Net investment income, before preferred share dividends+	4.27%	4.58%	4.16%	6.38	%(6)
Portfolio turnover rate	22.78%	19.61%	21.90%	3.10%
Leverage analysis:
Preferred shares, at redemption value, ($25,000 per share liquidation preference) (thousands)	$105,000	$105,000	$105,000	$105,000
Net asset coverage per share of preferred shares	$95,752	$88,076	$87,734	$79,881

(1)	Commencement of operations.

(2)	Net asset value at September 16, 2003.

(3)	Based on average shares outstanding.

(4)	Total investment return on net asset value (“NAV”) is calculated assuming a purchase at the offering price of $15.00 less the sales load of $0.675 per share paid by the common shareholders on the first day and a sale at NAV on the last day of the period reported. Total investment return based upon market value is calculated assuming a purchase of Common Shares at the then-current market price of $15.00 on September 26, 2003 (initial public offering).

(5)	Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s Dividend Reinvestment Plan. NAV total return is calculated assuming reinvestment of distributions at NAV on the date of the distribution.

(6)	Annualized.

+	Does not reflect the effect of dividends to Preferred Shareholders.

See notes to financial statements.
Annual Report  December 31, 2006   9

ING Clarion Real Estate Income Fund
Notes to Financial Statements December 31, 2006

1. Fund Organization

ING Clarion Real Estate Income Fund (the “Trust”) is a non-diversified, closed-end management investment company that was organized as a Delaware statutory trust on July 16, 2003 under the Investment Company Act of 1940, as amended. ING Clarion Real Estate Securities, L.P. is the Trust’s investment advisor (the “Advisor”) and ING Clarion Capital, LLC, an affiliate of the advisor, is the Trust’s sub-advisor (the “Sub-Advisor”). The Trust commenced operations on September 16, 2003.

2. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Trust.

Securities Valuation – The net asset value of the common shares of the Trust will be computed based upon the value of the Trust’s portfolio securities and other assets. The Trust calculates net asset value per common share by subtracting the Trust’s liabilities (including accrued expenses, dividends payable and any borrowings of the Trust) and the liquidation value of any outstanding preferred shares. Net asset value per common share will be determined as of the close of the regular trading session (usually 4:00 p.m., EST) on the New York Stock Exchange (“NYSE”) on each business day on which the NYSE is open for trading.

For purposes of determining the net asset value of the Trust, readily marketable portfolio assets traded principally on an exchange, or on a similar regulated market reporting contemporaneous transaction prices, are valued, except as indicated below, at the last sale price for such assets on such principal markets on the business day on which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Readily marketable assets not traded on such a market are valued at the current bid prices provided by dealers or other sources approved by the Board, including pricing services when such prices are believed by the Board to reflect the fair market value of such assets. The prices provided by a pricing service take into account institutional size trading in similar groups of assets and any developments related to specific assets. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Trust’s board of trustees (the “Board”) shall determine in good faith to reflect its fair market value.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

Securities Transactions and Investment Income – Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Distributions received from investments in REITs are recorded as dividend income on ex-date, subject to reclassification upon notice of the character. The portion of dividend attributable to return of capital is recorded against the cost basis of the security. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

Swaps – The Trust may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Trust enters into interest rate swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Trust with another party of their respective commitments to pay or receive interest. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the periodic reset date and termination date of the swap and is equal to the difference between the Trust’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Trust may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

The Trust entered into interest rate swap agreements for the year ended December 31, 2006. Details of the swap agreements outstanding as of December 31, 2006 were as follows:

		Notional
	Termination	Amount	Fixed	Floating	Unrealized
Counterparty	Date	(000)	Rate	Rate	Appreciation

Citigroup	4/30/2007	$42,000	3.30%	1 Month LIBOR	$286,357
Citigroup	4/30/2009	42,000	4.08%	1 Month LIBOR	870,241

					$1,156,598

For each swap noted, the Trust pays a fixed rate and receives a floating rate.

Dividends and Distributions to Shareholders – The Trust earns income daily on its investments. It is the policy of the Trust to declare and pay dividends to common shareholders from net investment income on a monthly basis. Distributions from net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to common shareholders are recorded on the ex-dividend date. To the extent the Trust’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Trust not to distribute such gains.

The current monthly rate is $0.115 per share. The Trust continues to evaluate its monthly distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Use of Estimates – The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

10  Annual Report  December 31, 2006

ING Clarion Real Estate Income Fund  Notes to Financial Statements continued

3. Concentration of Risk

Under normal market conditions, the Trust’s investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. Values of the securities of such companies may fluctuate due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry.

4. Investment Management Agreement and Other Affiliated Agreements

The Advisor is responsible for the allocation of the Trust’s portfolio assets between equity and fixed-income investments and for the selection of equity investments and monitoring of the Sub-Advisor, which will select the trust’s real estate fixed-income securities. Pursuant to an investment management agreement between the Advisor and the Trust, the Advisor is responsible for the daily management of the Trust’s portfolio of investments, which includes buying and selling securities for the Trust, as well as investment research. The Advisor will receive an annual fee from the Trust based on the average weekly value of the Trust’s managed assets, which includes the amount from the issuance of the preferred shares. The Trust pays for investment advisory services and facilities through a fee payable monthly in arrears at an annual rate equal to 0.85% of the average weekly value of the Trust’s managed assets plus certain direct and allocated expenses of the Advisor incurred on the Trust’s behalf. The Advisor has agreed to waive a portion of its management fee in the amount of 0.25% of the average weekly values of the Trust’s managed assets for the first five years of the Trust’s operations (through September, 2008), and for a declining amount for an additional four years (through September, 2012). For the year ended December 31, 2006, the Trust incurred management fees of $2,510,075, which are net of $1,045,864 in management fees waived by the Advisor.

The Sub-Advisor receives from the Advisor a sub-advisory fee equal to a pro-rata share of the investment advisory fee based on the percentage of assets allocated to real estate fixed income securities compared to the total managed assets of the Trust.

The Trust has multiple service agreements with The Bank of New York (“BNY”). Under the servicing agreements, BNY will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNY is responsible for the custody of the Trust’s assets. As administrator, BNY is responsible for maintaining the books and records of the Trust’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Trust.

5. Portfolio Securities

For the year ended December 31, 2006, there were purchases and sales transactions (excluding short-term securities) of $95,132,000 and $100,427,066, respectively.

6. Federal Income Taxes

The Trust intends to elect to be, and qualify for treatment as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A regulated investment company generally pays no federal income tax on the income and gains that it distributes. The Trust intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

The Trust distinguishes between dividends on a tax basis and on a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

In order to present paid-in capital in excess of par and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to additional paid-in capital, undistributed net investment income and accumulated net realized gains or losses on investments. For the year ended December 31, 2006, the adjustments were to decrease additional paid-in capital by $10,569,767, increase accumulated net realized gain on investments by $6,103,676 and increase undistributed net investment income by $4,466,091 due to the difference in the treatment for book and tax purposes of certain investments.

Information on the tax components of net assets as of December 31, 2006 is as follows:

			Net Tax	Net Tax		Undistributed
Cost of			Unrealized	Unrealized		Long-Term
Investments	Gross Tax	Gross Tax	Appreciation	Appreciation	Other	Capital Gains/
for Tax	Unrealized	Unrealized	on	on Swap	Temporary	(Accumulated
Purposes	Appreciation	Depreciation	Investments	Contracts	Differences	Capital Loss)

$337,660,267	$97,926,822	$(2,256,435)	$95,670,387	$1,156,598	$(287,075)	$7,392,500

For the years ended December 31, 2006 and 2005, the tax character of distributions paid, as reflected in the Statements of Changes in Net Assets, were $14,018,638 and $13,184,939 of ordinary income, $31,902,741 and $9,570,822 of long-term capital gain and $8,354,085 and $7,480,216 of return of capital.

7. Borrowings

The Trust leverages through the issuance of preferred shares, and/or borrowings in an aggregate amount of approximately 33 1/3% of the Trust’s capital to buy additional securities. The Trust may borrow from banks or other financial institutions. The use of preferred shares and other borrowing techniques to leverage the common shares can create risks.

The Trust has access to a secured line of credit up to $50,000,000 from BNY for borrowing purposes. Borrowings under this arrangement bear interest at the Federal funds rate plus 50 basis points. At December 31, 2006, there was an

Annual Report  December 31, 2006   11

ING Clarion Real Estate Income Fund  Notes to Financial Statements continued

outstanding borrowing of $36,803,700 in connection with the Trust’s line of credit.

The average daily amount of borrowings within the year ended December 31, 2006, was $21,200,680 with a related weighted average interest rate of 5.70%. The maximum amount outstanding within the year ended December 31, 2006, was $40,378,000.

8. Capital

The Trust issued 14,000,000 shares of common stock in 2003 at a price of $15.00. In connection with the Trust’s DRIP plan, the Trust issued 115,086 common shares in 2006. At December 31, 2006, the Trust had outstanding common shares of 14,953,570 with a par value of $0.001 per share. The Advisor owns 6,981 shares of the common shares outstanding.

On November 24, 2003, the Trust’s Board authorized the issuance of preferred shares, in addition to the existing common shares, as part of its leverage strategy. Preferred shares issued by the Trust have seniority over the common shares.

The Trust issued 4,200 shares of preferred shares Series W28 with a liquidation value of $25,000 per share plus accumulated and unpaid dividends. Dividends are accumulated daily at an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

For the year ended December 31, 2006, the annualized dividend rates ranged from:

	High	Low	At December 31, 2006

Series W28	5.45%	4.30%	5.27%

The Trust is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Trust from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of preferred shares at their liquidation value.

The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares, voting as a separate class, are also entitled to elect two Trustees. In addition, the Investment Company Act of 1940, as amended, requires that, along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions and (c) change the nature of its business so as to cease to be an investment company.

9. Indemnifications

The Trust enters into contracts that contain a variety of indemnifications. The Trust’s exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses or current claims or losses pursuant to these contracts.

10. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Interpretation is effective for a calendar year Trust no later than its June 29, 2007 NAV, and is to be applied to all open tax years as of the date of effectiveness. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

11. Subsequent Event

On January 17, 2007, the Trust issued 600 shares of Preferred Shares Series M for approximately $14,764,000 (sales proceeds less sales load and offering costs). Consistent with the other preferred shares each share has a liquidation value of $25,000 per share plus accumulated and unpaid dividends and have seniority over common shares. Dividends will be accumulated daily at an annual rate set through auction procedures. Distributions of net realized capital gains, if any, will be paid annually. The proceeds of the preferred shares issuance were used to partially repay existing borrowings on the Trust’s line of credit.
12  Annual Report  December 31, 2006

ING Clarion Real Estate Income Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
ING Clarion Real Estate Income Fund

We have audited the accompanying statement of assets and liabilities of the ING Clarion Real Estate Income Fund (the “Trust”), including the portfolio of investments, as of December 31, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the Trust’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trust at December 31, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

PHILADELPHIA, PENNSYLVANIA

February 15, 2007
Annual Report  December 31, 2006   13

ING Clarion Real Estate Income Fund
Supplemental Information  (unaudited)

Federal Income Tax Information

Qualified dividend income of as much as $259,956 was received by the Trust through December 31, 2006. The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $259,956 of investment income qualified for the dividends-received deduction.

In February 2007, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2006.

Trustees

The Trustees of the ING Clarion Real Estate Income Fund and their principal occupations during the past five years:

				Number of
				Portfolios in
				the Fund
	Term of Office		Principal Occupations	Complex	Other Directorships
Name, Address	and Length of		During The Past	Overseen	Held by
and Age	Time Served(1)	Title	Five Years	by Trustee	Trustee

Interested Trustees:

T. Ritson Ferguson* 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 47	3 years/since inception	Trustee, President and Chief Executive Officer	Managing Director and Chief Investment Officer of ING Clarion Real Estate Securities, L.P. (since 1995).	2	Board member of the Community Coalition of Chester County (since 2005) and board member of ING Business Select Ltd. (UK) (2007- present).

Jarrett B. Kling* 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 63	3 years/since inception	Trustee	Managing Director of ING Clarion Real Estate Securities, L.P., member of the Investment Advisory Committee of the TDH Group of venture funds.	2	Trustee of The Hirtle and Callaghan Trust (1995-present); National Trustee of the Boys and Girls Clubs of America (1997-present); Board of Old Mutual Advisor Funds (since 2005).

Independent Trustees:

Asuka Nakahara 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 51	3 years/since inception	Trustee	Associate Director of the Zell-Lurie Real Estate Center at the Wharton School, University of Pennsylvania (since July 1999); Lecturer of Real Estate at the Wharton School, University of Pennsylvania; Chief Financial Officer of Trammell Crow Co. (January 1, 1996-September 1, 1998); Chief Knowledge Officer of Trammell Crow Co. (September 1, 1998-December 31, 1999).	2	Serves on the Advisory board of the HBS Club of Philadelphia (2000-present); the board of The Philadelphia Foundation (2004-present) and the board of the Children’s Hospital of Philadelphia (2006-present). Former Trustee of Ardmore Presbyterian Church (2002-2004).

Frederick S. Hammer 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 70	3 years/since inception	Trustee	Co-Chairman of Inter-Atlantic Group (since 1994) and a member of its investment committee; Co-Chairman of Guggenheim Securities Holdings, LLC (2002-2003); non-executive.	2	Serves on the Boards of E-Duction, Inc. (2005-present), Avalon Insurance Holdings, Inc. (2006-present) and Homeowners Insurance Corp. (2006-present). Trustee of the Madison Square Boys and Girls Club (1978-present). Chairman of the Board of Annuity and Life Re (Holdings), Ltd. (1998-2005); Director on the Boards of Tri-Arc Financial Services, Inc. (1989-2004) and Magellan Insurance Co., Ltd. (1989-2004); Director of Medallion Financial Corp. (1999-2002), IKON Office Solutions, Inc. (1986-1999) and VISA International (1978- 1989).

Richard L. Sutton 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 71	3 years/since inception	Trustee	Of Counsel, Morris, Nichols, Arsht & Tunnell (2000-present); Partner, Morris, Nichols, Arsht & Tunnel (1966-2000).	2	Trustee of the Unidel Foundation, Inc. (since 2000); Board of Directors of ING Global Real Estate Securities Ltd. (2006-present), Wilmington Country Club (1999-2004), Grand Opera House, Inc., (1976-1992), University of Delaware Library Associates, Inc. (1981-1999), Wilmington Club (1987-2003), American Judicature Society (1995-1999).

John Bartholdson 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 62	3 years/2 years	Trustee/Audit Committee Financial Expert	Senior Vice President, CFO and Treasurer, and a Director of Triumph Group, Inc., (1993-present).	2	Serves on the Board of Old Mutual Advisor Funds, Old Mutual Advisor Funds II and Old Mutual Insurance Series Fund (since 2004); and the Philadelphia/Washington Advisory Board of FM Global (since 2004).

(1)	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Messrs. Ferguson, Hammer and Bartholdson, as Class I Trustees, are expected to stand for re-election at the Trust’s 2007 annual meeting of shareholders; Messrs. Kling and Nakahara, as Class II Trustees, are expected to stand for re-election at the Trust’s 2008 annual meeting of shareholders; Mr. Sutton, as a Class III Trustee, is expected to stand for re-election at the Trust’s 2009 annual meeting of shareholders.

*	Messrs. Ferguson and Kling are deemed to be interested persons of the Trust as defined in the Investment Company Act of 1940, as amended, due to their position with the Advisor.

14  Annual Report  December 31, 2006

ING Clarion Real Estate Income Fund  Supplemental Information continued

Officers

The Officers of the ING Clarion Real Estate Income Fund and their principal occupations during the past five years:

Name, Address, Age		Principal Occupations
and Position(s) Held	Length of Time	During the Past
with Registrant	Served	Five Years and Other Affiliations

Officers:

Jonathan A. Blome 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 29 Chief Financial Officer	since 2006	Senior Vice President of ING Clarion Real Estate Securities, L.P. since 2005

Vincent P. McDevitt 259 N. Radnor-Chester Road Radnor, PA 19087 Age: 40 Chief Compliance Officer and Secretary	since 2006	Chief Compliance Officer of ING Clarion Real Estate Securities, L.P. since 2006

Additional Information

Statement of Additional Information includes additional information regarding the Trustees. This information is available upon request, without charge, by calling the following toll-free telephone number: 1-888-711-4272.

The Trust has delegated the voting of the Trust’s voting securities to the Trust’s advisor and sub-advisor pursuant to the proxy voting policies and procedures of the advisor. You may obtain a copy of these policies and procedures by calling 1-888-711-4272. The policies may also be found on the website of the Securities and Exchange Commission (http://www.sec.gov).

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Trust at 1-888-711-4272 or by accessing the Trust’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q are available on the SEC website at http://www.sec.gov. The Trust’s Form N-Q may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Annual Report  December 31, 2006   15

ING Clarion Real Estate Income Fund  Supplemental Information continued

Board Considerations in Approving the Advisory Agreement and the Sub-Advisory Agreement

The investment management agreement and sub-advisory agreement were initially approved by the Trust’s Board of Trustees at an in person meeting of the Board of Trustees held on August 22, 2003, and last re-approved on August 30, 2006, including a unanimous vote of the trustees who are not parties to the agreements or interested persons of any such party (as such term is defined in the Investment Company Act). The Trust’s Board of Trustees approved the continuation of the investment management agreement between the Advisor and the Trust, as well as the sub-advisory agreement between the Advisor and the Sub-Advisor. In connection with its deliberation with respect to these Agreements, the Board of Trustees considered a range of information (“Board Materials”) provided to the Board by the Advisor and the Sub-Advisor, and was represented by independent counsel. The Board of Trustees concluded that continuation of the investment management agreement and the sub-advisory agreement was in the best interests of the Trust and its shareholders, and is consistent with the expectations of the Trust’s shareholders. In determining to approve the investment management agreement and sub-advisory agreement, the Board of Trustees took into account a number of factors, without assigning relative weight to any factor or identifying any factor as determinative. In accordance with regulations promulgated by the SEC, a summary of the material factors taken into consideration by the Board of Trustees and by the Trust’s disinterested trustees, in approving these Agreements, including the Board of Trustees’ conclusions with respect to these factors, appears below.

With respect to the investment management agreement, the Board of Trustees considered the nature, extent and quality of advisory services provided by the Advisor, including the performance of the Trust, as well as the other services provided to the Trust by the Advisor. In concluding that the services provided by the Advisor were satisfactory and supported continuation of the investment management agreement, the Board of Trustees evaluated the Advisor’s personnel, experience, investment process (including brokerage practices), track record, and compliance program, as well as the administrative oversight of the Trust’s operations provided by the Advisor and the resources the Advisor devoted to the Trust, including the additional personnel added to support the Trust’s operations. In making its conclusion, the Board of Trustees found that the nature, extent and quality of these services provided by the Advisor to the Trust supported renewal of the investment management agreement. Based on the Board of Trustees’ evaluation of the Trust’s recent and long-term performance relative to its peer groups and appropriate indices/benchmarks, in light of total return, yield and economic and market trends and market risk expectations, the Board of Trustees concluded that the Trust’s performance (both actual performance and comparable performance), particularly in light of the Trust’s income objective was satisfactory, and generally above average as compared with the performance achieved by a peer group of investment companies similarly managed by third parties and other accounts managed by the Advisor, as well as appropriate performance indices, and supported renewal of the investment management agreement.

The Board of Trustees also considered the level of compensation and other benefits received by the Advisor as a result of its relationship with the Trust. The Board of Trustees took into account the quality of the Advisor’s services as well as advisory fees charged to other comparable closed-end real estate funds, which fell within a relatively tight band, and other assets comparably managed by the Advisor. Based on this review, the Board of Trustees concluded that the advisory fee structure under the investment management agreement was reasonable and supports renewal of the investment management agreement. During the course of its review, the Board of Trustees also considered information relating to the costs incurred by the Advisor in connection with the provision of services to the Trust (including the fee paid by the Advisor to the Sub-Advisor) and the potential that the Advisor may realize “fall out benefits” as a result of its relationship with the Trust. The Board of Trustees concluded that, based on the profit levels reported by the Advisor and in light of the specific facts and circumstances of the Trust, the advisory fees paid to the Advisor has not resulted in a profit (including allowance for return on entrepreneurial risk) to the Advisor that is excessive or beyond the range that would have been negotiated at arm’s length. In this regard, the Board of Trustees did not specifically consider the potential for realization of economies of scale because the Trust is a closed-end vehicle with limited potential for asset growth. The Board of Trustees further concluded that the Advisor has sufficient profitability to remain a sustainable business and to attract and retain talented employees supported renewal of the investment management agreement.

With respect to its decision to approve continuation of the sub-advisory agreement, the Board of Trustees considered (i) the Advisor’s presentation with respect to the nature, extent and quality of advisory services provided by the Sub-Advisor, including the performance achieved by the Sub-Advisor; and (ii) the fee received by the Sub-Advisor from the Advisor for its services. Of primary importance in the Board of Trustees’ decision to continue the sub-advisory agreement was the Advisor’s positive assessment of the quality of the services provided by the Sub-Advisor. While the Board of Trustees was informed with respect to the performance of other accounts managed by the Sub-Advisor, information about the Sub-Advisor’s cost in providing services to the Trust and similar factors, the Board of Trustees did not consider these matters to be of substantial significance in its deliberations in light of the fact that the Sub-Advisor’s fee is paid by the Advisor, the limited role of the Sub-Advisor and the fact that overall management services are provided by, and overall responsibility for the operation and performance of the Trust is the responsibility of, the Advisor.

16  Annual Report  December 31, 2006

ING Clarion Real Estate Income Fund
Dividend Reinvestment Plan  (unaudited)

Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), shareholders of the Trust are automatically enrolled, to have all distributions of dividends and capital gains reinvested by The Bank of New York (the “Plan Agent”) in the Trust’s shares pursuant to the Plan. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting The Bank of New York, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ account, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by open market purchases. If, on the dividend payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Attention: Stock Transfer Department, P.O. Box 11258, New York, NY 10286-1258, Phone Number: (800) 432-8224.

ING Clarion Real Estate Income Fund

Fund Information

Board of Trustees
T. Ritson Ferguson
Jarrett B. Kling
Asuka Nakahara
Frederick S. Hammer
Richard L. Sutton
John Bartholdson

Officers
T. Ritson Ferguson
President and
Chief Executive Officer

Jonathan A. Blome
Chief Financial Officer

Vincent P. McDevitt
Chief Compliance Officer and
Secretary

Investment Advisor
ING Clarion Real Estate Securities, L.P.
259 N. Radnor-Chester Road
Radnor, PA 19087

Investment Sub-Advisor
ING Clarion Capital, LLC
New York, New York

Administrator, Custodian and Transfer Agent
The Bank of New York
New York, New York

Preferred Shares — Dividend Paying Agent
The Bank of New York
New York, New York

Legal Counsel
Morgan, Lewis & Bockius, LLP
Washington, DC

Independent Registered Public Accounting Firm
Ernst & Young LLP
Philadelphia, Pennsylvania

Item 2. Code of Ethics.
(a) The Trust has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
(b) Not applicable.
(c) The Trust has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.
(d) The Trust has not granted a waiver or an implicit waiver from a provision of its Code of Ethics.
(e) Not applicable.
(f) The Trust’s Code of Ethics is attached hereto as an exhibit.
Item 3. Audit Committee Financial Expert.
All of the members of the audit committee have the business and financial experience necessary to understand the fundamental financial statements of a closed-end, registered investment company; further, at least a majority of the committee’s members have past employment experience sufficient to render each of them “financially sophisticated”, within the meaning of the American Stock Exchange Company Guide (Section 121 (B)) as in effect as of the date hereof. In addition, the Board has determined that John Bartholdson is an “audit committee financial expert” and “independent” as those terms are defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees. The aggregate fees billed from the Trust’s fiscal year ended December 31, 2005 and fiscal year ended December 31, 2006, for professional services rendered by the principal accountant for the audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are as follows:

2006:	$46,700
2005:	$35,000
(b) Audit-Related Fees. The aggregate fees billed from the Trust’s fiscal year ended December 31, 2005 and fiscal year ended December 31, 2006 for professional services rendered for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported above in Item 4(a) are as follows:

2006: $0
2005: $0
(c) Tax Fees. The aggregate fees billed from the Trust’s fiscal year ended December 31, 2005 and fiscal year ended December 31, 2006 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:
2006: $11,000
2005: $10,500
(d) All Other Fees. The aggregate fees billed from the Trust’s fiscal year ended December 31, 2005 and fiscal year ended December 31, 2006 for products and services provided by the principal accountant, other than the services reported above in Items 4(a) through (c) are as follows:
2006: $0
2005: $0
(e) Audit Committee Pre-Approval Policies and Procedures.
     (i) The Trust has an Audit Committee Charter in place (the “Charter”) that governs the pre-approval by the Trust’s Audit Committee of all engagements for audit services and all Covered Non-Audit Engagements (as defined in the Charter) provided by the Trust’s independent auditor (the “Independent Auditor”) to the Trust and other “Related Entities” (as defined below). Each calendar year, the Audit Committee will review and re-approve the Charter, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved, or both.
     “Related Entities” means (i) ING Clarion Real Estate Securities, L.P. (the “Advisor”) or (ii) any entity controlling, controlled by or under common control with the Advisor.
     Between regularly scheduled meetings of the Audit Committee, the Committee Chairman or Audit Committee Financial Expert shall have the authority to pre-approve Covered Non-Audit Engagements, provided that fees associated with such engagement do not exceed $10,000 and the services to be provided do not involve provision of any of the following services by the Independent Auditor: (i) bookkeeping or other services related to the accounting records or financial statements of the audit client; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions; (vii) human resources; (vii) broker dealer, investment advisor or investment banking services; (ix) legal services; or (x) expert services unrelated to the audit.
     Pre-approval shall be required only with respect to non-audit services (i) related directly to the operations and financial reporting of the Trust and (ii) provided to a Related Entity that furnishes ongoing services to the Trust. Such pre-approval shall not apply to non-audit services provided to any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. Pre-approval by the Audit Committee of such non-audit services shall be effected pursuant to the pre-approval procedures described in the Charter. The Charter shall not be violated if pre-approval of any such non-audit service is not obtained in circumstances in which the pre-approval requirement is waived under applicable rules promulgated by the Securities and Exchange Commission (“SEC”) or the AMEX, in accordance with the Sarbanes Oxley Act.
     Requests for pre-approval of Covered Non-Audit Engagements are submitted to the Audit Committee by the Independent Auditor and by the chief financial officer of the Related Entity for which the non-audit services are to be performed. Such requests must include a statement as to whether, in the view of the Independent Auditor and such officer, (a) the request is consistent with the SEC’s rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request submitted between scheduled meetings of the Audit Committee should state the reason that approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.
     Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee.
     The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.
     (ii) 100% of the services described in each of Items 4(b) through (d) were approved by the Trust’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) The percentage of hours expended on the principal accountant’s engagement to audit the Trust’s financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.
(g) The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Trust, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Trust (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) that for the fiscal year ended December 31, 2005 and fiscal year ended December 31, 2006 are as follows:

2006:	$117,315
2005:	$ 37,190
(h) Not applicable.
Item 5. Audit Committee of Listed Registrants.
(a) The Trust has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Trust is comprised of: Frederick S. Hammer, Asuka Nakahara, Richard L. Sutton and John Bartholdson.
(b) Not applicable.
Item 6. Schedule of Investments.
The schedule is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Trust has delegated the voting of proxies relating to its voting securities to the Advisor, pursuant to the proxy voting procedures of the Advisor. The Advisor’s Proxy Voting Policies and Procedures are included as an exhibit hereto.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	T. Ritson Ferguson
Managing Director and Chief Investment Officer
14 years
Experience during past 5 years has been with ING Clarion Real Estate Securities, L.P.

Joseph P. Smith
Managing Director and Portfolio Manager
16 years
Experience during past 5 years has been with ING Clarion Real Estate Securities, L.P.

Daniel Heflin
President, Chief Executive Officer and Senior Portfolio Manager, ING Clarion Capital, LLC
20 years
Experience during past 5 years has been with ING Clarion Capital, LLC

Stephen Baines
Chief Investment Officer and Senior Portfolio Manager, ING Clarion Capital, LLC
23 years
Experience during past 5 years has been with ING Clarion Capital, LLC
Other Accounts Managed (as of December 31, 2006). The Portfolio Managers are also collectively responsible for the day-to-day management of all of ING Clarion Real Estate Securities, L.P.’s (the “Advisor”) other accounts, as indicated by the following table. As Chief Investment Officer of the Advisor, Mr. Ferguson provides oversight for all accounts under management.

				Managed with	Managed with
		Number of	Total Assets	Advisory Fee Based	Advisory Fee Based
Name of Portfolio Managers	Type of Accounts	Accounts Managed	in the Accounts	on Performance	on Performance
T. Ritson Ferguson	Registered Investment Companies	19	$12,543,600,000	1	$272,500,000
	Other Pooled Investment Vehicles	6	$395,400,000	6	$395,400,000
	Other Accounts	54	$3,022,600,000	5	$832,800,000

				Managed with	Managed with
		Number of	Total Assets	Advisory Fee Based	Advisory Fee Based
Name of Portfolio Managers	Type of Accounts	Accounts Managed	in the Accounts	on Performance	on Performance
Joseph P. Smith	Registered Investment Companies	4	$839,700,000	0	$0
	Other Pooled Investment Vehicles	6	$395,400,000	6	$395,400,000
	Other Accounts	29	$1,161,000,000	3	$92,000,000

Daniel Heflin	Registered Investment Companies	2	$649,100,000	0	$0
	Other Pooled Investment Vehicles	6	$1,604,400,000	4	$391,500,000
	Other Accounts	7	$617,500,000	1	$25,500,000

Stephen Baines	Registered Investment Companies	2	$649,100,000	0	$0
	Other Pooled Investment Vehicles	6	$1,604,400,000	4	$391,500,000
	Other Accounts	7	$617,500,000	1	$25,500,000
Potential Conflicts of Interest. The Advisor does not believe that any material conflicts of interest exist as a result of the Portfolio Managers managing the Trust and managing the other accounts noted above. The investment strategies of the Trust and the other accounts managed by the Portfolio Managers do not materially conflict in any way.
     The Advisor will frequently recommend purchases or sales of the same portfolio securities for the Trust and its other clients. In such circumstances, it will be the policy of the Advisor to allocate purchases and sales among the Trust and its other clients in a manner which the Advisor deems equitable, taking into consideration such factors as size of accounts, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each account. Simultaneous transactions could adversely affect the ability of the Trust to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.
Compensation. Compensation of the Portfolio Managers includes a fixed salary plus a bonus and deferred compensation. The bonus is based upon the profitability of the Advisor which is, in part, dependent upon the value of the total assets under management, including Trust assets. However, compensation is not directly based upon the Trust’s performance nor the value of the Trust’s assets.
Ownership of Trust Shares. The following table indicates the dollar range of securities of the Trust beneficially owned by the Portfolio Managers as of December 31, 2006.

Name of Portfolio Managers	Dollar Value of Trust Shares Beneficially Owned
T. Ritson Ferguson	$100,001 - $500,000
Joseph P. Smith	$10,001 - $50,000
Daniel Heflin	$0
Stephen Baines	$0
(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a) The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized, and reported timely.
(b) The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the Trust’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Code of Ethics.
(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
(c) Proxy Voting Policies and Procedures.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) ING Clarion Real Estate Income Fund

By:	/s/ T. Ritson Ferguson

Name:	T. Ritson Ferguson

Title:	President and Chief Executive Officer

Date:	March 1, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ T. Ritson Ferguson

Name:	T. Ritson Ferguson

Title:	President and Chief Executive Officer

Date:	March 1, 2007

By:	/s/ Jonathan A. Blome

Name:	Jonathan A. Blome

Title:	Treasurer and Chief Financial Officer

Date:	March 1, 2007